UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 12, 2004

A.G. EDWARDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08527	43-1288229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One North Jefferson Avenue,
St. Louis Missouri		63103
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 955-3000

Item 5.	Other Events

Filed herewith is an announcement of A.G. Edwards discussions with the Georgia Secretary of State's Securities and Business Regulation Division concerning a consent order involving the firm's Augusta, Georgia office, as contained in a press release dated March 12, 2004.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	99 (i)	Augusta Georgia's press release dated March 12, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.G. Edwards, Inc.
Registrant

Date:	March 15, 2004	By:	/s/Douglas L. Kelly
Douglas L. Kelly
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99(i)	Augusta, Georgia's press release dated March 12, 2004.